As filed with the Securities and Exchange Commission on May 3, 2019.
===============================================================================

                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant   [X]

Filed by a party other than the registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material under ss. 240.14a-12


                      First Trust Exchange-Traded Fund IV
      --------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


         -------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of filing fee (Check the appropriate box):

[X]  No Fee Required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

------------------------------------------------------------------------------

     (5) Total fee paid:

------------------------------------------------------------------------------


[ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

------------------------------------------------------------------------------

     (3) Filing party:

------------------------------------------------------------------------------

     (4) Date filed:

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(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                      FIRST TRUST EXCHANGE-TRADED FUND IV
          FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)

                       120 East Liberty Drive, Suite 400
                            Wheaton, Illinois 60187

                                  May 3, 2019

Dear Shareholders:

      I am writing to notify you of an important special meeting (referred to as the "Meeting") of the shareholders of First Trust SSI Strategic Convertible Securities ETF (the "Fund"), a series of First Trust Exchange-Traded Fund IV (the "Trust"). The Meeting will be held at the Wheaton, Illinois offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on Thursday, June 20, 2019, at 4:00 p.m. Central Time.

      At the Meeting, you will be asked (1) to consider and vote on a proposal to approve a new investment sub-advisory agreement (the "New Agreement") among the Trust, First Trust Advisors L.P. and SSI Investment Management LLC and (2) to transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

      Currently, SSI Investment Management Inc. ("SSI Inc.") serves as the Fund's investment sub-adviser. As described in the accompanying Proxy Statement, SSI Inc. intends to engage in an internal reorganization pursuant to which it will transfer its advisory business to a subsidiary, SSI Investment Management LLC ("SSI LLC"). After such transfer, Resolute Investment Managers, Inc. ("Resolute"), a diversified, multi-affiliate asset management platform, has agreed to acquire a majority ownership interest in SSI LLC (the "Transaction"). The Transaction is expected to close during the second quarter of 2019.

      The acquisition of the interests in SSI LLC by Resolute is expected to be considered an "assignment" (as defined in the Investment Company Act of 1940, as amended), which is anticipated to result in the automatic termination of the Fund's existing investment sub-advisory agreement with SSI Inc. Accordingly, the Board of Trustees of the Trust (the "Board") approved the New Agreement. In addition, to avoid any interruption of services in the event the Transaction closes prior to receipt of shareholder approval of the New Agreement, the Board has also approved an interim sub-advisory agreement with SSI LLC.

      It is important to note that the Transaction is not expected to impact the day-to-day operations of the Fund and the portfolio managers of the Fund are expected to remain the same. Additionally, the New Agreement will not result in changes to the Fund's investment sub-advisory fees and will not otherwise impact the Fund's expense ratio. The Board is recommending that shareholders of the Fund approve the New Agreement.

      YOUR VOTE IS IMPORTANT. Please take a moment now to vote, either by completing and returning your proxy card in the enclosed postage-paid envelope, by telephone or through the Internet. Your prompt response will be much appreciated.

      We appreciate your participation in this important Meeting.

                                        Sincerely,

                                        /s/ James A. Bowen

                                        James A. Bowen
                                        Chairman of the Board

--------------------------------------------------------------------------------
IF YOU NEED ANY ASSISTANCE OR HAVE ANY QUESTIONS REGARDING THE PROPOSAL OR HOW TO VOTE YOUR SHARES, PLEASE CALL THE FUND'S PROXY SOLICITOR, AST FUND SOLUTIONS, LLC, AT (800) 331-5963 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
--------------------------------------------------------------------------------

                      This page intentionally left blank.

                      FIRST TRUST EXCHANGE-TRADED FUND IV
          FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)

                       120 EAST LIBERTY DRIVE, SUITE 400
                            WHEATON, ILLINOIS 60187

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 20, 2019


May 3, 2019

To the Shareholders of First Trust SSI Strategic Convertible Securities ETF:

      Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of First Trust SSI Strategic Convertible Securities ETF (the "Fund"), a series of First Trust Exchange-Traded Fund IV, a Massachusetts business trust, will be held at the Wheaton, Illinois offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on Thursday, June 20, 2019, at 4:00 p.m. Central Time, for the following purposes:

      1. To approve a new investment sub-advisory agreement among the Trust, First Trust Advisors L.P., as investment adviser, and SSI Investment Management LLC, as investment sub-adviser.

      2. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

      The close of business on April 18, 2019 has been fixed as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

                                        By Order of the Board of Trustees,

                                        /s/ W. Scott Jardine

                                        W. Scott Jardine
                                        Secretary


--------------------------------------------------------------------------------
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. IN ORDER TO AVOID DELAY AND TO ENSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE. YOU MAY VOTE EASILY AND QUICKLY BY MAIL, TELEPHONE OR THROUGH THE INTERNET. TO VOTE BY MAIL, PLEASE COMPLETE AND MAIL YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. ALTERNATIVELY, SHAREHOLDERS MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU NEED ANY ASSISTANCE OR HAVE ANY QUESTIONS REGARDING THE PROPOSAL OR HOW TO VOTE YOUR SHARES, PLEASE CALL THE FUND'S PROXY SOLICITOR, AST FUND SOLUTIONS, LLC, AT (800) 331-5963 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
--------------------------------------------------------------------------------

                      This page intentionally left blank.

                      FIRST TRUST EXCHANGE-TRADED FUND IV
          FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)

                       120 EAST LIBERTY DRIVE, SUITE 400
                            WHEATON, ILLINOIS 60187

                        SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 20, 2019

                                PROXY STATEMENT
                                  MAY 3, 2019


      THIS PROXY STATEMENT AND THE ENCLOSED PROXY CARD WILL FIRST BE MAILED TO SHAREHOLDERS ON OR ABOUT MAY 10, 2019.

      This Proxy Statement is furnished by the Board of Trustees (the "Board of Trustees" or the "Board") of First Trust Exchange-Traded Fund IV (the "Trust"), in connection with the solicitation by the Board of proxies to be voted at the Special Meeting of Shareholders of the First Trust SSI Strategic Convertible Securities ETF (the "Fund") to be held on Thursday, June 20, 2019, at the Wheaton, Illinois offices of First Trust Advisors L.P. ("First Trust Advisors" or the "Adviser"), located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, at 4:00 p.m. Central Time and at any and all adjournments or postponements thereof (referred to collectively as the "Meeting"). A Notice of Special Meeting of Shareholders and a proxy card accompany this Proxy Statement.

      As discussed more fully below, shareholders of the Fund are being asked:

             1. To approve a new investment sub-advisory agreement among the Trust, First Trust Advisors L.P., as investment adviser, and SSI Investment Management LLC, as investment sub-adviser (the "Proposal").

             2. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

HOW TO VOTE

Shareholders may vote by telephone or over the Internet by following the instructions on the enclosed proxy card. Shareholders may also vote by mail by returning the enclosed proxy card or in person by attending the Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SHAREHOLDER MEETING TO BE HELD ON JUNE 20, 2019. THIS PROXY
STATEMENT IS AVAILABLE ON THE INTERNET AT
HTTPS://WWW.FTPORTFOLIOS.COM/LOADCONTENT/GE4UCPJS8R4Y. THE FUND'S MOST
RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE ALSO AVAILABLE ON THE INTERNET AT HTTPS://WWW.FTPORTFOLIOS.COM/RETAIL/ETF/ETFFUNDNEWS.ASPX?TICKER=FCVT. THE
FUND WILL FURNISH, WITHOUT CHARGE, COPIES OF ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO ANY SHAREHOLDER UPON REQUEST. TO REQUEST A COPY, PLEASE WRITE TO FIRST TRUST ADVISORS L.P., AT 120 EAST LIBERTY DRIVE, SUITE 400, WHEATON, ILLINOIS 60187, OR CALL TOLL-FREE (800) 621-1675.

YOU MAY CALL TOLL-FREE (800) 621-1675 FOR INFORMATION ON HOW TO OBTAIN DIRECTIONS TO BE ABLE TO ATTEND THE MEETING AND VOTE IN PERSON.

   PROPOSAL: APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT FOR THE FUND

BACKGROUND AND REASON FOR MEETING

      At the Meeting, shareholders will be asked to approve a new sub-advisory agreement for the Fund with SSI Investment Management LLC ("SSI LLC"). Currently, SSI Investment Management Inc. ("SSI Inc."), a California corporation located at 9440 Santa Monica Blvd., 8th Floor, Beverly Hills, California 90210, serves as investment sub-adviser to the Fund pursuant to an investment sub-advisory agreement among the Trust, the Adviser and SSI Inc. (the "Current Sub-Advisory Agreement"). SSI Inc. intends to engage in an internal reorganization pursuant to which it will transfer its advisory business to SSI LLC, a subsidiary which is a Delaware limited liability company. After such transfer, Resolute Investment Managers, Inc. ("Resolute"), a Delaware corporation, has agreed to acquire a majority ownership interest in SSI LLC (the "Transaction"). The Transaction is expected to close during the second quarter of 2019.

      The acquisition of the interests in SSI LLC by Resolute is expected to be considered an "assignment" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), which is anticipated to result in the automatic termination of the existing investment sub-advisory agreement with SSI Inc.
Section 15 of the 1940 Act requires, among other things, that any investment advisory agreement, which includes an investment sub-advisory agreement, provide for its automatic termination in the event of its "assignment." Accordingly, because it is anticipated that the Current Sub-Advisory Agreement will automatically terminate as a result of the Transaction, shareholders are being asked to approve a new investment sub-advisory agreement for the Fund among the Trust, the Adviser and SSI LLC (the "New Sub-Advisory Agreement").

      In anticipation of the transition of sub-advisory services from SSI Inc. to SSI LLC and the Transaction, the Board held a meeting on March 11, 2019 (the "Board Meeting"), at which, after careful consideration (see "BOARD CONSIDERATIONS" below), the Trustees determined that it would be in the best interests of the Fund for SSI LLC to act as the investment sub-adviser to the Fund following the Transaction. Accordingly, at the Board Meeting, the Board, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) (the "Independent Trustees"), approved, subject to shareholder approval, the New Sub-Advisory Agreement. In addition, to avoid any interruption of services in the event the Transaction closes prior to the receipt of shareholder approval of the New Sub-Advisory Agreement, the Board, including a majority of the Independent Trustees, has also approved an interim sub-advisory agreement with SSI LLC (the "Interim Sub-Advisory Agreement"). The Interim Sub-Advisory Agreement would be effective upon consummation of the Transaction and would remain in effect (a) for 150 days following the consummation of the Transaction, (b) until shareholders approve the New Sub-Advisory Agreement, or (c) unless sooner terminated as provided by the terms of the Interim Sub-Advisory Agreement, whichever occurs first.

INFORMATION ABOUT SSI INC., SSI LLC AND RESOLUTE

      SSI Inc. is an investment adviser registered with the Securities and Exchange Commission ("SEC"). As the investment sub-adviser to the Fund, SSI Inc. is responsible for the selection and ongoing monitoring of the securities in the Fund's investment portfolio. SSI Inc. specializes in alternative investment solutions utilizing convertible assets, equity securities and hedging strategies. SSI Inc. was formed in 1973 and serves as investment adviser to investment portfolios with approximately $1.8 billion in assets which it managed as of December 31, 2018. SSI Inc. provides investment advisory services to pension and profit-sharing plans, corporations, foundations and endowments,

Taft-Hartley plans, family offices, insurance companies, public funds, high net-worth individuals, private investment vehicles, religious organizations and mutual funds.

      As of the date of this Proxy Statement, ownership interests in SSI Inc. are held by its current and former employees. Currently, Amy Jo Gottfurcht, formerly, Chairman and Chief Executive Officer of SSI Inc., and John D. Gottfurcht, President and Founder of SSI Inc., control SSI Inc. through their ownership interests. After the completion of the Transaction, it is anticipated that Resolute will own approximately 52% of the ownership interests in SSI LLC. The remainder (approximately 48%) are expected to be held by current and former employees of SSI Inc. and SSI LLC, but they will be held indirectly through SSI Inc. and, to a small degree (i.e., approximately 1%), through another entity. It is not expected that any individual will "control" SSI LLC (i.e., indirectly hold more than 25% of SSI LLC's ownership interests) through his or her ownership interest in SSI Inc.; however, it is expected that George M. Douglas will hold approximately 42% of the ownership interests in SSI Inc.

      Resolute is a diversified, multi-affiliate asset management platform with affiliated and independent relationships with more than 40 investment managers. As of December 31, 2018, the affiliated companies of Resolute had approximately $61.6 billion in assets under management. Resolute is a wholly-owned subsidiary of Resolute Acquisition, Inc. ("Resolute Acquisition"), a Delaware corporation. Resolute Acquisition is a wholly-owned subsidiary of Resolute Topco, Inc. ("Resolute Topco"), a Delaware corporation. Resolute Topco, a Delaware corporation, is a wholly-owned subsidiary of Resolute Investment Holdings, LLC ("Resolute Holdings"), a Delaware limited liability company. Private investment funds managed by Kelso & Company (including, primarily, Kelso Investment Associates VIII, L.P., the general partner of which is Kelso GP VIII, L.P., and KEP VI, LLC, the manager of which is Kelso GP VI LLC), own approximately 91% of Resolute Holdings. The remaining interest in Resolute Holdings is owned by Newstone Capital Partners, the management of Resolute, and investment funds controlled by Estancia Capital Management LLC. Kelso Investment Associates VIII, L.P. owns a controlling interest in Resolute Holdings. More information is available at www.resolutemanagers.com. The address of Resolute, Resolute Acquisition, Resolute Topco and Resolute Holdings is 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039. The address of Kelso & Company is 320 Park Ave., 24th Floor, New York, New York 10022.

      It is important to note that the Transaction is not expected to impact the day-to-day operations of the Fund and the portfolio managers of the Fund (identified below under "PORTFOLIO MANAGEMENT") are expected to remain the same.

      The names and anticipated positions and principal occupations of the persons who are expected to be principal executive officers and directors of SSI LLC after completion of the Transaction are listed below:

-------------------------------------------------------------------------------------------------------
                                            CURRENTLY EXPECTED POSITION(S) WITH SSI LLC AND
              NAME                                      PRINCIPAL OCCUPATION(S)
-------------------------------------------------------------------------------------------------------
George M. Douglas, CFA           Chief Investment Officer, Managing Principal and Director of SSI LLC
-------------------------------------------------------------------------------------------------------
Syed Mehdi                       President, Chief Compliance Officer* and Director of SSI LLC
-------------------------------------------------------------------------------------------------------
Ravi Malik, CFA                  Portfolio Manager, Principal and Director of SSI LLC
-------------------------------------------------------------------------------------------------------
Gene L. Needles, Jr.             Director of SSI LLC; Chairman and Chief Executive Officer of Resolute
-------------------------------------------------------------------------------------------------------
Jeffrey K. Ringdahl              Director of SSI LLC; President and Chief Operating Officer of Resolute
-------------------------------------------------------------------------------------------------------
  * Currently, John D. Gottfurcht is President, and Syed Mehdi is Chief Operating Officer and Chief
    Compliance Officer, of SSI Inc. Following the completion of the Transaction, Mr. Gottfurcht will assume the role of Chairman Emeritus of SSI LLC.

The business address of Messrs. Douglas, Mehdi and Malik currently is, and post-Transaction will continue to be, the address of SSI LLC, which is 9440 Santa Monica Blvd., 8th Floor, Beverly Hills, California 90210. The business address of Messrs. Needles and Ringdahl currently is, and, post-Transaction will continue to be, the address of Resolute, which is 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039.

SECTION 15(f) OF THE 1940 ACT

      Section 15(f) of the 1940 Act is a safe harbor that provides in substance that, when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale as long as two conditions are met. If either condition of Section 15(f) is not met, the safe harbor is not available. The first condition specifies that, during the three-year period immediately following consummation of the transaction, at least 75% of the investment company's board of directors/trustees must not be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser. During the three-year period immediately following the consummation of the Transaction, it is anticipated that at least 75% of the Trustees will not be "interested persons" (as defined in the 1940 Act) of SSI LLC or SSI Inc. The second condition specifies that no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the sale of the controlling interest in the investment adviser, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement, during the two-year period after the transaction occurs, whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property, to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company) or
(ii) from the investment company or its security holders for other than bona fide investment advisory or other services. SSI LLC and SSI Inc. will not impose or seek to impose on the Fund any "unfair burden" as a result of the Transaction.

PORTFOLIO MANAGEMENT

      George M. Douglas, CFA, Ravi Malik, CFA, Michael J. Opre, CFA, Florian Eitner, CFA and Ethan Ganz are the Fund's portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund's investment portfolio. It is expected that they will continue to serve as portfolio managers to the Fund if shareholders approve the New Sub-Advisory Agreement.

PORTFOLIO MANAGERS

GEORGE M. DOUGLAS, CFA
CHIEF INVESTMENT OFFICER

      Mr. Douglas has been a Principal and the Chief Investment Officer of SSI Inc. since 1994 and oversees SSI Inc.'s qualitative and quantitative research processes. Mr. Douglas has 42 years of experience in quantitative equity research and portfolio management. Prior to joining SSI Inc., Mr. Douglas was Director of Quantitative Equity Investments and Portfolio Manager for CS First Boston Asset Management from 1992 to 1994. From 1990 to 1992, Mr. Douglas was Chief Investment Officer for Structured Asset Management, which was part of Templeton International, and from 1980 to 1990, Mr. Douglas was Senior Vice President and Director of Research for Drexel Burnham Lambert. Mr. Douglas received an MBA in Finance in 1978, an MS in Statistics in 1977 and a BS in Mathematics in 1976 from the University of Wisconsin-Madison.

RAVI MALIK, CFA
PORTFOLIO MANAGER

      Mr. Malik is a Principal of SSI Inc. and Portfolio Manager overseeing the daily management of the Convertible Investment portfolios as well as providing equity and credit research in the Technology and Emerging Markets Sectors. Mr. Malik has 23 years of experience as a Portfolio Manager and three years as an Analyst on SSI Inc.'s Convertible Investment Team and the Froley Revy Convertible Team (acquired by SSI Inc. in 2009). Mr. Malik collaborates with SSI Inc.'s Chief Investment Officer in analyzing Global and Macro environments and formulates strategy according to client mandates. Prior to joining SSI Inc., Mr. Malik spent ten years in the Indian Administrative Service (IAS), India's highest level "Think Tank". He also served as Finance Commissioner to the Andaman Islands. Mr. Malik received an MBA in Finance from the Anderson Graduate School of Management, University of California, Los Angeles, as well as a BA in Mathematics and Economics from Punjab University.

MICHAEL J. OPRE, CFA
PORTFOLIO MANAGER

      Mr. Opre is a Portfolio Manager overseeing the daily management of the Convertible Investment portfolios as well as providing equity and credit research in the Finance, Energy and Materials Sectors. Mr. Opre has 31 years of industry experience, including 17 years as a Portfolio Manager of the SSI Convertible Investment Team and the Froley Revy Convertible Team (acquired by SSI Inc. in 2009). Mr. Opre's prior experience includes serving as a Senior Investment Manager at Wells Fargo and as a Research Analyst with Pacific Strategic Fund Group, Inc. specializing in fundamental analysis and risk arbitrage. He holds an MBA in Finance from the Anderson Graduate School of Management, University of California, Los Angeles, as well as a BA from the University of California, Los Angeles.

FLORIAN EITNER, CFA
PORTFOLIO MANAGER

      Mr. Eitner is a Portfolio Manager overseeing the daily management of the Convertible Investment portfolios as well as providing equity and credit research in the Healthcare, Industrials and Transportation Sectors. Mr. Eitner has 22 years of industry experience, including 15 years as an Analyst and Portfolio Manager of SSI Inc.'s Convertible Investment Team and the Froley Revy Convertible Team (acquired by SSI Inc. in 2009). Prior to joining SSI Inc., Mr. Eitner was an Associate in the Leveraged Finance Group at Lehman Brothers Europe. Previously, he was a member of CTC, LLC options trading group at the Chicago Mercantile Exchange. Mr. Eitner has an MBA in Finance from the Anderson Graduate School of Management, University of California, Los Angeles, where he was a Student Investment Fund Fellow. He also holds a BA in Economics from Northwestern University.

ETHAN GANZ
PORTFOLIO MANAGER

      Mr. Ganz is a Portfolio Manager overseeing the daily management of the Convertible Investment portfolios. He is responsible for coordinating the credit ratings process for all portfolio positions and candidates, as well as for quantitative and analytical reports on portfolio positions and the convertible universe. Prior to August 2015, he was a Senior Analyst. Mr. Ganz has 15 years of experience with SSI Inc. and the Froley Revy Investment Team (acquired by SSI Inc. in 2009). He holds a BA from Pomona College.

THE CURRENT SUB-ADVISORY AGREEMENT

      SSI Inc. has served as the investment sub-adviser to the Fund since its inception. Set forth below is information pertaining to the Current Sub-Advisory Agreement.

--------------------------  ------------------------------------------  -----------------------------------------
DATE OF CURRENT             DATE/PURPOSE OF LAST SUBMISSION TO          DATE/PURPOSE OF ACTION(S) BY BOARD SINCE
SUB-ADVISORY AGREEMENT      SHAREHOLDERS                                BEGINNING OF LAST FISCAL YEAR
--------------------------  ------------------------------------------  -----------------------------------------
November 2, 2015            The Current Sub-Advisory Agreement was      June 11, 2018; Continuation of Current
                            approved by the initial shareholder of      Sub-Advisory Agreement.
                            the Fund on November 2, 2015 in
                            connection with the launch of the Fund.
--------------------------  ------------------------------------------  -----------------------------------------

COMPARISON OF CERTAIN TERMS OF THE NEW SUB-ADVISORY AGREEMENT AND CURRENT SUB-ADVISORY AGREEMENT

      Below is a brief comparison of certain terms of the Current Sub-Advisory Agreement to the corresponding terms of the New Sub-Advisory Agreement. As described below, many of the terms of the New Sub-Advisory Agreement and the Current Sub-Advisory Agreement are the same, including, among others, those relating to fees (subject to a minor adjustment to reflect that the Fund has been in existence for more than a year). However, the sub-adviser will be SSI LLC rather than SSI Inc., and various provisions have been updated to reflect this change. The New Sub-Advisory Agreement will have a new effective date and initial term, and there are certain other differences between the agreements, as noted below. These other differences include the addition of provisions relating to: (1) sub-advisory services provided to funds in the First Trust Fund complex (as defined below) with multiple sub-advisers (see "Sub-Advisory Services");
(2) SSI LLC's agreement to bear costs and expenses arising in connection with assignments of the New Sub-Advisory Agreement (see "Payment of Expenses");
(3) the effect of various types of relief, rules and regulations on provisions of the New Sub-Advisory Agreement (see "Additional Sub-Advisers" and "Applicable Law"); (4) third party beneficiaries (see "Third Party Beneficiaries");
(5) forum selection (see "Forum Selection"); and (6) counterparts (see "Counterparts"). If approved by shareholders, the New Sub-Advisory Agreement will become effective on the later of the date of such approval and the date of consummation of the Transaction, and will remain in effect for two years (unless sooner terminated in accordance with its terms); thereafter, it may be continued for successive one-year periods as described below under "Continuance." The form of New Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit A.

      Sub-Advisory Services. As SSI Inc. does under the Current Sub-Advisory Agreement, under the New Sub-Advisory Agreement, subject to the supervision of the Board and the Adviser, SSI LLC will act as sub-adviser for, and manage on a discretionary basis the investment and reinvestment of the assets of the Fund, furnish an investment program in respect of, make investment decisions for, and place all orders (either directly or through the Adviser) for the purchase and sale of securities and other assets for the Fund's investment portfolio, all on behalf of the Fund and consistent with the Fund's currently effective registration statement. Further, as is the case with SSI Inc. under the Current Sub-Advisory Agreement, under the New Sub-Advisory Agreement, SSI LLC will be required, among other things, to monitor the Fund's investments or other instruments it selects for the Fund and to comply with the provisions of the Trust's Declaration of Trust and By-Laws and the stated investment objective, policies and restrictions of the Fund.

      Further, for purposes of complying with various rules under the 1940 Act (which are identified in Section 2 of the form of New Investment Sub-Advisory Agreement attached to this Proxy Statement as Exhibit A), as SSI Inc. does under the Current Sub-Advisory Agreement, under the New Sub-Advisory Agreement, SSI LLC will agree that it will not consult with any other sub-adviser of an investment company or series of an investment company that is advised by the Adviser (the "First Trust Fund complex") or an affiliated person of a sub-adviser concerning transactions for the Fund or any fund in the First Trust Fund complex in securities or other fund assets. In addition, a provision has been added to the New Sub-Advisory Agreement stating that, with respect to a fund in the First Trust Fund complex with multiple sub-advisers, SSI LLC shall be limited to providing investment advice with respect to only the discrete portion of the fund's portfolio as may be determined from time-to-time by the Board or the Adviser, and shall not consult with a sub-adviser as to any other portion of the fund's portfolio concerning transactions for the fund in securities or other assets. However, the provisions described in this paragraph will not apply to consultations between SSI LLC and any additional sub-adviser retained by SSI LLC as described under "Additional Sub-Advisers" below.

      Brokers, Dealers, Futures Commission Merchants, Banks and Other Agents and Counterparties. As is the case under the Current Sub-Advisory Agreement with respect to SSI Inc., the New Sub-Advisory Agreement provides that, unless otherwise provided by the Adviser in writing, SSI LLC will be authorized to select and enter into agreements with the brokers, dealers, futures commission merchants, banks or any other agent or counterparty that will execute the purchases and sales of portfolio investments for the Fund, and will direct SSI LLC to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund's orders, taking into account all appropriate factors in the reasonable discretion of SSI LLC, including among other things, price, dealer spread or commission, size and difficulty of the transaction and research or other services provided.

      Fees. The New Sub-Advisory Agreement will not result in changes to the Fund's investment sub-advisory fees and will not otherwise impact the Fund's expense ratio. Under the terms of the applicable investment management agreement between the Trust and the Adviser (the "Investment Management Agreement"), the Adviser receives an annual "unitary" management fee (the "Investment Management Fee") calculated at a rate equal to 0.95% of the Fund's average daily net assets, and, in exchange for such fee, subject to certain exclusions, the Adviser is generally responsible for the expenses of the Fund (such expenses, the "Fund Expenses"). The rate of the Fund's unitary management fee payable under the Investment Management Agreement is not changing. The Current Sub-Advisory Agreement provides that the Adviser will pay SSI Inc. a sub-advisory fee ("Sub-Advisory Fee") equal to 50% monthly in arrears of any remaining monthly Investment Management Fee after the average Fund Expenses during the most recent twelve months (or shorter period during the first eleven months of the Agreement) are subtracted from the Investment Management Fee for that month. The corresponding provision of the New Sub-Advisory Agreement, with respect to SSI LLC, is the same, except that the parenthetical reference to a shorter period during the first eleven months of the Agreement has been omitted given that the Fund has been in existence (and has therefore accrued Fund Expenses) for more than one year. The Current Sub-Advisory Agreement and New Sub-Advisory Agreement both specify that if the average accrued Fund Expenses for any rolling average twelve-month period are greater than the Investment Management Fee for the twelfth month of such period, no Sub-Advisory Fee will be due the sub-adviser for such month. Accordingly, in general terms, (taking into account the averages referred to above), the sub-adviser's compensation depends on the amount of the Adviser's Investment Management Fee that remains after payment of Fund Expenses.

      For the Fund's last fiscal year (ended October 31, 2018), the aggregate amount of the Sub-Advisory Fee paid by the Adviser to SSI Inc. was $449,330.

      Additional Sub-Advisers. As is the case under the Current Sub-Advisory Agreement with respect to SSI Inc., under the New Sub-Advisory Agreement, subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act and the approval of the Adviser, SSI LLC may retain one or more additional sub-advisers at its own cost and expense for the purpose of furnishing sub-advisory services with respect to the Fund. The New Sub-Advisory Agreement has been modified to provide that the determination of initial and periodic approvals required under Section 15 of the 1940 Act takes into effect any exemptive order, amendment thereto, no-action assurances or other relief, rule or regulation upon which the Fund may rely.

      Payment of Expenses. As is the case under the Current Sub-Advisory Agreement with respect to SSI Inc., under the New Sub-Advisory Agreement, SSI LLC will agree to pay all expenses incurred by it in connection with its activities under such Agreement other than the cost of securities and other assets (including, without limitation, interest, taxes, brokerage commissions and all other expenses connected with the purchase, sale and execution, of portfolio transactions, if any) purchased for the Fund. In addition, a provision has been added to the New Sub-Advisory Agreement in which SSI LLC will agree to bear any and all costs and expenses arising in connection with any actual, proposed, expected or possible assignment of the Agreement (even if a proposed, expected or possible assignment ultimately does not take place). Accordingly, if the New Sub-Advisory Agreement terminates as a result of an assignment, SSI LLC will bear, among others, the expenses and costs of proxy statement preparation and proxy solicitation.

      Limitation of Liability. As is the case under the Current Sub-Advisory Agreement with respect to SSI Inc., the New Sub-Advisory Agreement will provide that, except as provided therein with respect to certain information provided by SSI LLC, SSI LLC will not be liable for, and the Trust and the Adviser will not take any action against SSI LLC to hold SSI LLC liable for, any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser (including, without limitation, by reason of the purchase, sale or retention of any security or other asset) in connection with the performance of SSI LLC's duties under the Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of SSI LLC in the performance of its duties under such Agreement, or by reason of its reckless disregard of its obligations and duties under such Agreement.

      Continuance. The Current Sub-Advisory Agreement was originally in effect for an initial term of two years and provides that it may be continued thereafter for successive one-year periods if such continuance is specifically approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder (after taking into effect any exemptive order, no-action assurances or other relief, rule or regulation upon which the Fund may rely). If the shareholders of the Fund approve the New Sub-Advisory Agreement, the New Sub-Advisory Agreement will become effective on the date of such approval or the date of the consummation of the Transaction (whichever occurs later), and will remain in effect for two years (unless sooner terminated in accordance with such Agreement). Thereafter, the New Sub-Advisory Agreement may be continued for successive one-year periods if such continuance is specifically approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder (after taking into effect any exemptive order, no-action assurances or other relief, rule or regulation upon which the Fund may rely).

      Termination. The Current Sub-Advisory Agreement will terminate upon the consummation of the Transaction. As is the case under the Current Sub-Advisory Agreement with respect to SSI Inc., the New Sub-Advisory Agreement will provide for termination: (1) automatically in the event of its assignment (as defined in the 1940 Act and rules and regulations thereunder); (2) at any time without the payment of any penalty by the Adviser or SSI LLC upon 60 days' written notice to the other parties; and (3) by the Fund by action of the Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act and rules and regulations thereunder) of the Fund upon 60 days' written notice to SSI LLC without the payment of any penalty. In addition, consistent with the corresponding provisions of the Current Sub-Advisory Agreement, the New Sub-Advisory Agreement will be terminable at any time without the payment of any penalty by the Adviser, the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act and rules and regulations thereunder) of the Fund in the event that it is established by a court of competent jurisdiction that SSI LLC or any of its officers or directors have taken any action that results in a material breach of the material covenants of SSI LLC set forth in the Agreement.

      Applicable Law. Both the Current Sub-Advisory Agreement and New Sub-Advisory Agreement state that such Agreement shall be construed in accordance with applicable federal law and (except as to certain limitation of liability provisions, which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois. Further, a provision has been added to the New Sub-Advisory Agreement which states that, for the avoidance of doubt, where the effect of a requirement of the 1940 Act reflected in any provision of such Agreement is relaxed by a rule, regulation, no-action assurance, order (including any amendment thereto) or other relief of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation, no-action assurance, order (including any amendment thereto) or other relief.

      Third Party Beneficiaries. A provision has been added to the New Sub-Advisory Agreement which states that none of the provisions of the Agreement shall be for the benefit of, or enforceable by, any person or entity that is not a party thereto.

      Forum Selection. A provision has been added to the New Sub-Advisory Agreement which states, among other things, that any action brought on or with respect to such Agreement or any other document executed in connection therewith by a party to such Agreement against another party to such Agreement shall be brought only in a court of competent jurisdiction in Chicago, Cook County, Illinois, or if venue does not lie in any such court only in a court of competent jurisdiction within the State of Illinois. Further, the right to a trial by jury is expressly waived to the fullest extent permitted by law.

      Counterparts. A provision has been added to clarify that the Agreement may be signed in any number of counterparts, each of which shall be an original with the same effect as if the signatures were upon the same instrument.

INTERIM SUB-ADVISORY AGREEMENT

      As indicated above, to avoid any interruption of services in the event the Transaction closes prior to the receipt of shareholder approval of the New Sub-Advisory Agreement, the Board has also approved the Interim Sub-Advisory Agreement with SSI LLC. Many of the terms of the Interim Sub-Advisory Agreement are substantially similar to those of the Current Sub-Advisory Agreement with SSI Inc.; however, there are some differences, including, as described below, differences in provisions relating to the effective date, termination, and compensation arrangements.

      If the Transaction is consummated before shareholders approve the New Sub-Advisory Agreement, the Interim Sub-Advisory Agreement will become effective upon such consummation and, unless terminated sooner in accordance with its terms, will continue to be in effect through the earlier of (a) 150 days following consummation of the Transaction or (b) the date on which shareholders of the Fund approve the Fund's New Sub-Advisory Agreement. In addition, the Interim Sub-Advisory Agreement may be terminated by the Fund by action of the Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund upon 10 calendar days' written notice.

      If the Interim Sub-Advisory Agreement becomes effective, the rate of compensation that would be paid to SSI LLC under the Interim Sub-Advisory Agreement would be the same as that paid to SSI Inc. under the Current Sub-Advisory Agreement. However, the compensation accrued under the Interim Sub-Advisory Agreement would be held in an interest-bearing escrow account with the Fund's custodian or another bank designated by the Fund. If the New Sub-Advisory Agreement were approved by shareholders by the end of the 150-day term of the Interim Sub-Advisory Agreement, the amount in the escrow account (including interest earned) would be paid to SSI LLC. However, if shareholders did not approve the New Sub-Advisory Agreement by such date, SSI LLC would be paid, out of the escrow account, the lesser of: (i) any costs incurred by SSI LLC in performing the Interim Sub-Advisory Agreement (plus interest earned on that amount while in escrow); or (ii) the total amount in the escrow account (plus interest earned).

BOARD CONSIDERATIONS

      The Board, including the Independent Trustees, unanimously approved (1) the Interim Sub-Advisory Agreement and (2) the New Sub-Advisory Agreement. The Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement are collectively referred to as the "Agreements." The Board approved the Agreements at a meeting held on March 11, 2019 (previously defined as the "Board Meeting"). The Board determined that each Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

      SSI Inc. currently serves as investment sub-adviser to the Fund pursuant to the Current Sub-Advisory Agreement. In January 2019, the Board was informed that SSI Inc. intended to enter into a strategic alliance with Resolute and, in connection therewith, intended to transfer its advisory business to a newly formed subsidiary, SSI LLC (the "Internal Reorganization"), and then sell a majority ownership interest in SSI LLC to Resolute (previously defined as the "Transaction"). The Board was also informed that the consummation of the Transaction, which is expected to occur in June 2019, would result in an "assignment" of the Current Sub-Advisory Agreement under the 1940 Act, and as a result the Current Sub-Advisory Agreement would terminate pursuant to its terms and the requirements of the 1940 Act. The Agreements were proposed to the Board in connection with the Transaction to provide for the continuous management of the Fund following the consummation of the Transaction. In this regard, the Board noted SSI Inc.'s representation that it anticipates that the Transaction will have no effect on SSI LLC's ability to provide sub-advisory services to the Fund. The Board also noted that the New Sub-Advisory Agreement will be submitted to shareholders of the Fund for their approval and that the Interim Sub-Advisory Agreement would only become effective if shareholders do not approve the New Sub-Advisory Agreement prior to the consummation of the Transaction and would remain in effect until the earlier of 150 days from the consummation of the Transaction or shareholder approval of the New Sub-Advisory Agreement.

      To reach its determination in approving the Agreements, the Board considered its duties under the 1940 Act, as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. On February 1, 2019, counsel to the Independent Trustees provided SSI Inc. with a request for information regarding SSI Inc., SSI LLC, the Internal Reorganization and the Transaction. Following receipt of materials provided by SSI Inc. in response to the request, counsel to the Independent Trustees requested certain clarifications and supplements to the materials provided. At an executive session held on March 5, 2019, as well as at the Board Meeting held on March 11, 2019, the Board, including the Independent Trustees, discussed the Internal Reorganization and the Transaction and reviewed materials provided by SSI Inc. that, among other things, outlined the structure and details of the Internal Reorganization and the Transaction and their expected impact on SSI Inc. and SSI LLC's management of the Fund under the Agreements. The materials also provided or discussed financial data and other information on Resolute; the services to be provided by SSI LLC (including the relevant personnel responsible for these services and their experience); the sub-advisory fee rate as compared to fees charged to other clients of SSI Inc.; performance information for the Fund; the nature of expenses to be incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on SSI LLC; any fall-out benefits to SSI LLC; and information on SSI LLC's compliance program. The Board applied its business judgment to determine whether the arrangements among the Trust on behalf of the Fund, the Adviser and SSI LLC would be reasonable business arrangements from the Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to approve the Agreements.

      In reviewing the Agreements, the Board considered the nature, extent and quality of the services to be provided by SSI LLC under the Agreements, which are not expected to change from the services provided by SSI Inc. under the Current Sub-Advisory Agreement. The Board reviewed the materials provided by SSI Inc. and considered the services that SSI LLC would provide to the Fund, including SSI LLC's day-to-day management of the Fund's investments. In considering SSI LLC's management of the Fund, the Board noted that the same portfolio management team currently providing sub-advisory services to the Fund under the Current Sub-Advisory Agreement would continue to provide services to the Fund under the Agreements. The Board also noted SSI Inc.'s statements that the Internal Reorganization and the Transaction will not result in any diminution in the nature, quality and extent of the services provided to the Fund and that SSI Inc. anticipates no changes to the key personnel or other employees who provide services to the Fund, including compliance personnel. Finally, the Board considered SSI Inc.'s statement that it believed in the longer run that the Transaction would create more stability for SSI LLC and provide deeper resources for SSI LLC's investment advisory services to the Fund. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to the Fund by SSI LLC under the Agreements are expected to be satisfactory.

      The Board considered the sub-advisory fee rate to be payable under the Agreements for the services provided, noting that it would be the same as the sub-advisory fee rate paid under the Current Sub-Advisory Agreement and therefore, as required by Rule 15a-4 under the 1940 Act, the sub-advisory fee under the Interim Sub-Advisory Agreement would be no greater than the fee under the Current Sub-Advisory Agreement. The Board noted that the sub-advisory fee would be paid by the Adviser from its advisory fee. The Board considered information provided by SSI Inc. as to the fees it charges to other clients with investment objectives and policies broadly similar to those of the Fund, noting that the sub-advisory fee rate for the Fund was lower than the fee rates charged to these other clients. The Board also noted SSI Inc.'s statement that SSI Inc.

does not currently charge a lower advisory or sub-advisory fee to any other client for which it provides comparable services and that this would continue to be the case following the Internal Reorganization and the Transaction. In connection with its deliberations regarding the Interim Sub-Advisory Agreement, the Board noted that, based on information provided by the Adviser and SSI Inc., apart from the substitution of SSI LLC for SSI Inc., the effective and termination dates and any provisions of the Interim Sub-Advisory Agreement required by Rule 15a-4 under the 1940 Act, any differences in the terms and conditions of the Interim Sub-Advisory Agreement and the terms and conditions of the Current Sub-Advisory Agreement were immaterial.

      Because the same portfolio management team that currently manages the Fund's investment portfolio under the Current Sub-Advisory Agreement will continue to manage the Fund's investment portfolio under the Agreements, the Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Adviser and SSI Inc. for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for the one- and three-year periods ended December 31, 2018 to the performance of a peer group of funds (all of which were mutual funds) compiled by Broadridge Financial Solutions, Inc. ("Broadridge"), an independent source (the "Peer Group"), and to that of a benchmark index. Based on the information provided, the Board noted that the Fund outperformed the Peer Group average for the one-year period ended December 31, 2018 and underperformed the Peer Group average for the three-year period ended December 31, 2018. The Board also noted that the Fund underperformed the ICE BofAML All US Convertibles Index for the one- and three-year periods ended December 31, 2018. The Board noted information provided by SSI Inc. on reasons for the Fund's relative underperformance.

      On the basis of all the information provided on the fees and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the sub-advisory fee rate was reasonable and appropriate in light of the nature, extent and quality of the services to be provided by SSI LLC under the Agreements.

      The Board considered SSI Inc.'s statement that it believes that expenses incurred by it and SSI LLC in managing the Fund will increase materially over the next twelve months and that it and SSI LLC are investing in the relationship with the Adviser. The Board did not review the expected profitability of SSI LLC with respect to the Fund. The Board noted that the Adviser will pay SSI LLC from its advisory fee and its understanding that the Fund's sub-advisory fee rate was the product of an arm's length negotiation. The Board considered fall-out benefits that may be realized by SSI LLC from its relationship with the Fund. The Board noted that SSI Inc. utilizes and SSI LLC will continue to utilize soft dollars in connection with the management of the Fund's portfolio, as well as SSI Inc.'s statement that the Fund produces very little soft dollar commissions. The Board concluded that the character and amount of potential fall-out benefits to SSI LLC were not unreasonable.

      Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements were fair and reasonable and that the approval of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

SHAREHOLDER APPROVAL AND REQUIRED VOTE

      To become effective, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The "vote of a majority of the outstanding voting securities" of the Fund is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. For purposes of determining the approval of the New Sub-Advisory Agreement, abstentions and broker non-votes will have the effect of a vote against the Proposal.

      IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSAL OR HOW TO VOTE YOUR SHARES, PLEASE CALL THE FUND'S PROXY SOLICITOR, AST FUND SOLUTIONS, LLC AT (800) 331-5963 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

         THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE FUND
                VOTE TO APPROVE THE NEW SUB-ADVISORY AGREEMENT.

                             ADDITIONAL INFORMATION

GENERAL INFORMATION

      This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board. The solicitation of proxies will be largely by mail, but may include telephonic, electronic or oral communication by officers and service providers of the Trust, as well as affiliates of such service providers. A proxy solicitation firm, AST Fund Solutions, LLC, has also been engaged to provide proxy solicitation, mailing, tabulation and consulting services, at a cost which is expected to be a total of approximately $27,100. The expense of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement, and all other costs in connection with the solicitation of proxies to be voted at the Meeting, will be borne by SSI Inc. or SSI LLC. SSI Inc. or SSI LLC will also reimburse brokerage firms and others for their expenses in forwarding proxy solicitation materials to the person(s) for whom they hold shares of the Fund.

DATE, TIME AND PLACE OF THE MEETING

      The Meeting will be held on Thursday, June 20, 2019, at 4:00 p.m. Central Time at the Wheaton, Illinois offices of First Trust Advisors L.P., located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

USE AND REVOCATION OF PROXIES

      For shareholders voting by mail, if the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon, or, if no instructions are marked thereon, will be voted at the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a properly executed and returned proxy will be voted FOR the Proposal, and at the discretion of the named proxies on any other matters that may properly come before the Meeting, as deemed appropriate. However, if instructions are marked on a proxy, but the proxy is not signed, it will be disregarded. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her or its shares in person, or by timely submitting a revocation or a later-dated proxy. A list of shareholders entitled to notice of and to be present and to vote at the Meeting will be available at the Adviser's Wheaton, Illinois offices located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, for inspection by any shareholder during regular business hours prior to the Meeting. Shareholders will need to show valid identification and proof of share ownership to be admitted to the Meeting or to inspect the list of shareholders.

QUORUM AND VOTING MATTERS

      Each shareholder will be entitled to one vote for each share owned by the shareholder, and each fractional share will be entitled to a proportionate fractional vote.

      A quorum of shareholders is necessary to hold a meeting of shareholders. Under the Trust's By-Laws, the holders of shares representing thirty-three and a third percent (33-1/3%) of the voting power of the outstanding shares entitled to vote present in person or by proxy will generally constitute a quorum at any meeting of shareholders; however, where a vote is to be taken by individual funds (as in case of the Proposal), then shares representing thirty-three and a third percent (33-1/3%) of the voting power of the aggregate number of shares of that fund will be necessary to constitute a quorum for the transaction of business by that fund. For the purposes of establishing whether a quorum is present with respect to a fund, all shares present and entitled to vote, including abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power), shall be counted. (However, as indicated above, abstentions and broker non-votes will have the effect of a vote against the Proposal.) Any meeting of shareholders may be postponed prior to the meeting with notice to the shareholders entitled to vote at that meeting. Any meeting of shareholders may, by action of the person presiding thereat, be adjourned without further notice with respect to one or more matters to be considered at such meeting to a designated time and place, if a quorum is not present with respect to such matter. Any meeting of shareholders may, by motion of the person presiding thereat, be adjourned with respect to one or matters to be considered at such meeting, even if a quorum is present with respect to such matters, to a designated time and place, when such adjournment is approved by the vote of holders of shares representing a majority of the voting power of the shares present and entitled to vote with respect to the matter or matters adjourned, and voting on the adjournment, without further notice. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting, including broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment.

      Broker-dealer firms holding shares in "street name" for the benefit of their customers and clients may request voting instructions from such customers and clients. Pursuant to certain rules promulgated by the New York Stock Exchange that govern voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters, including the approval of a new investment sub-advisory agreement (such as the New Sub-Advisory Agreement).

SHARES OUTSTANDING

      Only holders of record of shares at the close of business on April 18, 2019 (the "Record Date") are entitled to vote on the Proposal at the Meeting. As of the close of business on the Record Date, there were 6,150,002 shares outstanding of the Fund.

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      To the knowledge of the Board of Trustees, as of the Record Date, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act")) beneficially owned more than 5% of the Fund's outstanding shares, except as described in the following table. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or otherwise acknowledges the existence of control. A party that controls the Fund may be able to significantly affect the outcome of any item presented to shareholders for approval. Information as to beneficial ownership, including percentage of outstanding shares beneficially owned, is based on (1) securities position listing reports as of the Record Date or (2) with respect to the information regarding the shares of the Fund held by certain unit investment trusts sponsored by First Trust Portfolios L.P. ("First Trust Portfolios"), information provided by First Trust Portfolios. The Fund does not have any knowledge of who the ultimate beneficiaries are of the Fund's shares outstanding.

----------------------------------------------------- ------------------------------ ----------------------------------
                  NAME AND ADDRESS                         SHARES BENEFICIALLY            % OF OUTSTANDING SHARES
                OF BENEFICIAL OWNER                               OWNED                     BENEFICIALLY OWNED
----------------------------------------------------- ------------------------------ ----------------------------------
TD Ameritrade Clearing, Inc.
200 S. 108th Ave.                                            1,133,124 Shares                     18.42%
Omaha, NE  68154-2631
----------------------------------------------------- ------------------------------ ----------------------------------
Raymond James & Associates, Inc.
880 S. Carillon Parkway                                        920,681 Shares                     14.97%
St. Petersburg, FL  33716
----------------------------------------------------- ------------------------------ ----------------------------------
LPL Financial Corporation
1055 LPL Way                                                   742,500 Shares                     12.07%
Fort Mill, SC 29715
----------------------------------------------------- ------------------------------ ----------------------------------
National Financial Services LLC
499 Washington Boulevard                                       669,308 Shares                     10.88%
Jersey City, NJ  07310
----------------------------------------------------- ------------------------------ ----------------------------------
The Bank of New York Mellon
525 William Penn Place, Suite 153-0400                         522,175 Shares                      8.49%
Pittsburgh, PA  15259
----------------------------------------------------- ------------------------------ ----------------------------------
First Trust Portfolios L.P.*
First Trust Advisors L.P.
The Charger Corporation                                        520,941 Shares*                     8.47%*
120 East Liberty Drive, Suite 400
Wheaton, IL  60187
----------------------------------------------------- ------------------------------ ----------------------------------
Pershing LLC
One Pershing Plaza                                             469,226 Shares                      7.63%
Jersey City, NJ  07399
----------------------------------------------------- ------------------------------ ----------------------------------
Merrill Lynch, Pierce, Fenner & Smith Incorporated
4804 Deer Lake Drive E.                                        411,529 Shares                      6.69%
Jacksonville, FL  32246
----------------------------------------------------- ------------------------------ ----------------------------------

* First Trust Portfolios acts as the sponsor of certain unit investment trusts which hold shares of the Fund ("FT UITs"). As of the Record Date, the total number of shares of the Fund held by the FT UITs was 520,941. First Trust Advisors acts as portfolio supervisor of the FT UITs. The Charger Corporation is the general partner of both First Trust Portfolios and First Trust Advisors. Neither First Trust Portfolios, First Trust Advisors nor The Charger Corporation has the power to vote the shares of the Fund held by the FT UITs. Rather, the trustee of the FT UITs is required to take such action or omit from taking any action, as appropriate, so as to cause such shares to be voted as closely as possible in the same manner and the same general proportion as are the shares of the Fund held by owners other than the FT UITs. Each of First Trust Portfolios, First Trust Advisors and The Charger Corporation disclaims beneficial ownership of the shares of the Fund held by the FT UITs.

SHARE OWNERSHIP OF TRUSTEES AND EXECUTIVE OFFICERS

      The number of shares of the Fund beneficially owned as of December 31, 2018 by (a) the Trustees (including the Independent Trustees) and the Trustee who is not an Independent Trustee (the "Interested Trustee") and (b) the Trustees and executive officers of the Fund as a group, is set forth below.

--------------------------------------------------- ----------------------------
NAME                                                      NUMBER OF SHARES
--------------------------------------------------- ----------------------------
INTERESTED TRUSTEE
--------------------------------------------------- ----------------------------
James A. Bowen                                                  None
--------------------------------------------------- ----------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------- ----------------------------
Richard E. Erickson                                             None
--------------------------------------------------- ----------------------------
Thomas R. Kadlec                                                None
--------------------------------------------------- ----------------------------
Robert F. Keith                                                 None
--------------------------------------------------- ----------------------------
Niel B. Nielson                                                 None
--------------------------------------------------- ----------------------------
TRUSTEES AND EXECUTIVE OFFICERS AS A GROUP                      800
--------------------------------------------------- ----------------------------

      As of December 31, 2018, (a) the Trustees and (b) the Trustees and executive officers of the Fund as a group, beneficially owned less than 1% of the total shares outstanding of the Fund.

THE ADVISER

       First Trust Advisors L.P. (previously defined as the "Adviser"), located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment adviser to the Fund and, as such, oversees the sub-adviser in the investment and reinvestment of the Fund's assets. The Adviser also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services. The Adviser is an Illinois limited partnership with one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of the Adviser and the sole Interested Trustee of the Trust.

OTHER SERVICE PROVIDERS

      First Trust Portfolios L.P. (previously defined as "First Trust Portfolios"), an affiliate of the Adviser, is the principal underwriter of the Fund's shares with principal offices located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Brown Brothers Harriman & Co., the Fund's custodian, administrator, fund accountant and transfer agent, is located at 50 Post Office Square, Boston, Massachusetts 02110.

DELIVERY OF CERTAIN DOCUMENTS

      Annual reports will be sent to shareholders of record of the Fund following the Fund's fiscal year end. The Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be made by writing to the Adviser at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or by calling toll-free
(800) 621-1675.

      Please note that only one annual or semi-annual report or proxy statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Adviser at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

SUBMISSION OF SHAREHOLDER PROPOSALS

      The Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust is not required to hold, and does not hold, annual meetings. However, special meetings of shareholders of the Fund may be called as required by the 1940 Act, or as required or permitted by the Trust's Declaration of Trust and By-Laws.

      For any matter to be properly before any meeting of shareholders, the matter must be either specified in the applicable notice of meeting given by or at the direction of a majority of the Trustees then in office or otherwise brought before the meeting by or at the direction of the Chair or other presiding officer. With the exception of shareholder proposals submitted in accordance with the requirements of Rule 14a-8 under the 1934 Act, or any successor provisions, only matters proposed by the Trustees may be included in the Trust's proxy materials.

      Because the Fund does not hold annual shareholders' meetings, the anticipated date of the next shareholders' meeting (if any) cannot be provided. Shareholders who wish to present a proposal for inclusion in a future proxy statement for a subsequent shareholders' meeting should send written proposals to the Trust's Secretary, W. Scott Jardine, at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Proposals must be received by a reasonable time before the Fund begins to print and send its proxy materials for the meeting. The timely submission of a proposal does not guarantee inclusion.

                    OTHER MATTERS TO COME BEFORE THE MEETING

      No business other than the Proposal, as described above, is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Fund.

May 3, 2019

--------------------------------------------------------------------------------
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. IN ORDER TO AVOID DELAY AND TO ENSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE. YOU MAY VOTE EASILY AND QUICKLY BY MAIL, TELEPHONE OR THROUGH THE INTERNET. TO VOTE BY MAIL, PLEASE COMPLETE AND MAIL YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. ALTERNATIVELY, SHAREHOLDERS MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU NEED ANY ASSISTANCE OR HAVE ANY QUESTIONS REGARDING THE PROPOSAL OR HOW TO VOTE YOUR SHARES, PLEASE CALL THE FUND'S PROXY SOLICITOR, AST FUND SOLUTIONS, LLC, AT (800) 331-5963 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
--------------------------------------------------------------------------------

                                   EXHIBIT A

                 FORM OF NEW INVESTMENT SUB-ADVISORY AGREEMENT

                       INVESTMENT SUB-ADVISORY AGREEMENT

      INVESTMENT SUB-ADVISORY AGREEMENT made as of this _____ day of ____________, 2019 by and among the First Trust Exchange-Traded Fund IV, a Massachusetts business trust (the "Trust"), First Trust Advisors L.P., an Illinois limited partnership (the "Manager") and a registered investment adviser with the Securities and Exchange Commission ("SEC"), and SSI Investment Management LLC, a Delaware limited liability company and a registered investment adviser with the SEC (the "Sub-Adviser").

      WHEREAS, the First Trust SSI Strategic Convertible Securities ETF (the "Fund") is a series of the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

      WHEREAS, the Trust has retained the Manager to serve as the investment adviser for the Fund pursuant to an Investment Management Agreement between the Manager and the Trust (as such agreement may be modified from time to time, the "Management Agreement");

      WHEREAS, the Management Agreement provides that the Manager may, subject to the initial and periodic approvals required under Section 15 of the 1940 Act (after taking into effect any exemptive order, no-action assurances or other relief, rule or regulation upon which the Fund may rely), appoint a sub-adviser at its own cost and expense for the purpose of furnishing certain services required under the Management Agreement;

      WHEREAS, pursuant to the Management Agreement, the Fund will pay to the Manager, at the end of each calendar month, and the Manager agrees to accept as full compensation therefor, an investment management fee equal to an annual rate of 0.95% of the Fund's average daily net assets (the "Investment Management Fee"), and the Manager will pay all of the expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees) but excluding the Investment Management Fee payment under the Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions (including dividend and distribution and enhanced custody expense from securities sold short and/or other investment related costs), distribution and service fees payable pursuant to a Rule 12b-1 Plan, if any, and extraordinary expenses (collectively, the "Fund Expenses"); and

      WHEREAS, the Trust and the Manager desire to retain the Sub-Adviser to the Fund to furnish investment advisory services for the Fund's investment portfolio, upon the terms and conditions hereafter set forth;

      NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

      1. Appointment. The Trust and the Manager hereby appoint the Sub-Adviser to the Fund to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. The Sub-Adviser shall, for all purposes herein provided, be deemed an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Trust, the Fund or the Manager in any way, nor otherwise be deemed an agent of the Trust, the Fund or the Manager.

      2. Services to Be Performed. Subject always to the supervision of the Trust's Board of Trustees (the "Board of Trustees") and the Manager, the Sub-Adviser will act as sub-adviser for, and manage on a discretionary basis the investment and reinvestment of the assets of the Fund, furnish an investment program in respect of, make investment decisions for, and place all orders (either directly or through the Manager) for the purchase and sale of securities and other assets for the Fund's investment portfolio, all on behalf of the Fund and consistent with the Fund's currently effective registration statement on Form N-1A as the same may thereafter be amended from time to time. In the performance of its duties, the Sub-Adviser will in all material respects (a) satisfy any applicable fiduciary duties it may have to the Fund, (b) monitor the Fund's investments or other instruments selected for the Fund by the Sub-Adviser, (c) comply with the provisions of the Trust's Declaration of Trust and By-laws, as amended from time to time and communicated by the Fund or the Manager to the Sub-Adviser in writing, (d) comply with (i) the investment objectives, policies and restrictions stated in the Fund's most recently effective prospectus and statement of additional information, (ii) such other investment objectives, policies, restrictions or instructions as the Manager or Trust's Board of Trustees may communicate to the Sub-Adviser in writing, and
(iii) any changes to the objectives, policies, restrictions or instructions required under the foregoing (i) and (ii) as communicated to the Sub-Adviser in writing provided in each case of (i), (ii) and this (iii) that the same are consistent with and not in violation of the Trust's Declaration of Trust and By-laws, the Fund's prospectus and statement of additional information and applicable law, and (e) assist in the valuation of portfolio assets held by the Fund as reasonably requested by the Manager or the Fund. The Sub-Adviser and Manager will each make its officers and employees available to the other from time to time at reasonable times to review the investment objectives, policies and restrictions of the Fund and to consult with each other regarding the investment affairs of the Fund. The Fund or the Manager shall provide the Sub-Adviser with current copies of the Trust's Declaration of Trust, the Trust's By-laws, the Fund's prospectus, the Fund's statement of additional information and any amendments thereto, and any policies or limitations not appearing therein as they may be relevant to the Sub-Adviser's performance under this Agreement.

      Unless otherwise provided by the Manager in writing, the Sub-Adviser is authorized to select and enter into agreements with the brokers, dealers, futures commission merchants, banks or any other agent or counterparty that will execute the purchases and sales of portfolio investments for the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund's orders, taking into account all appropriate factors in the reasonable discretion of the Sub-Adviser, including among other things, price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. Subject to approval by the Board of Trustees and compliance with the policies and procedures adopted by the Board of Trustees for the Fund and to the extent permitted by and in conformance with applicable law (including if applicable Rule 17e-1 under the 1940 Act), the Sub-Adviser may select brokers or dealers affiliated with the Sub-Adviser. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or the Fund, or be in breach of any obligation owing to the Trust or the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the value of the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser's overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

      In addition, the Sub-Adviser may, to the extent permitted by applicable law, aggregate purchase and sale orders of securities or other instruments placed with respect to the assets of the Fund with similar orders being made simultaneously for other accounts managed by the Sub-Adviser or its affiliates, if in the Sub-Adviser's reasonable judgment such aggregation shall result in an overall economic benefit to the Fund, taking into consideration the selling or purchase price, brokerage commissions and other expenses. In the event that a purchase or sale of an asset of the Fund occurs as part of any aggregate sale or purchase orders, the objective of the Sub-Adviser and any of its affiliates involved in such transaction shall be to allocate the assets so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in a fair and equitable manner as determined in the Sub-Adviser's reasonable discretion. Nevertheless, the Fund and the Manager acknowledge that under some circumstances, such allocation may adversely affect the Fund with respect to, among other things, the price or size of the assets obtainable or salable. Whenever the Fund and one or more other investment advisory clients of the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Sub-Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being, or the inability of one or more accounts to be, fully invested that would not occur if such an allocation were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, the Sub-Adviser and its affiliates may purchase securities or other instruments of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities, assets or instruments for another client.

      The Sub-Adviser will not arrange purchases or sales of securities or other assets between the Fund and other accounts advised by the Sub-Adviser or its affiliates unless (a) such purchases or sales are in accordance with applicable law (including if applicable Rule 17a-7 under the 1940 Act) and the Fund's policies and procedures, (b) the Sub-Adviser determines the purchase or sale is in the best interests of the Fund, and (c) the Board of Trustees has approved these types of transactions.

      The Fund may adopt policies and procedures that modify or restrict the Sub-Adviser's authority regarding the execution of the Fund's portfolio transactions provided herein.

      The Sub-Adviser will communicate to the officers and Trustees of the Trust such information relating to transactions for the Fund as they may reasonably request. In no instance will the Fund's portfolio assets be purchased from or sold to the Manager, the Sub-Adviser or any affiliated person of either the Trust, the Manager or the Sub-Adviser, except as may be permitted under the 1940 Act and under no circumstances will the Sub-Adviser select brokers or dealers for Fund transactions on the basis of Fund share sales by such brokers or dealers.

      For purposes of complying with Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act, the Sub-Adviser hereby agrees that it will not consult with any other sub-adviser of an investment company or a series of an investment company that is advised by the Manager (the "First Trust Fund complex") or an affiliated person of a sub-adviser (including any sub-adviser that is a principal underwriter or an affiliated person of such principal underwriter), concerning transactions for the Fund or any fund in the First Trust Fund complex in securities or other fund assets. In addition, with respect to a fund in the First Trust Fund complex with multiple sub-advisers, the Sub-Adviser shall be limited to providing investment advice with respect to only the discrete portion of the fund's portfolio as may be determined from time-to-time by the Board of Trustees or the Manager, and shall not consult with a sub-adviser (including any sub-adviser that is a principal underwriter or an affiliated person of such principal underwriter) as to any other portion of the fund's portfolio concerning transactions for the fund in securities or other assets. Notwithstanding the foregoing, the provisions of this paragraph do not apply to consultations between the Sub-Adviser and any sub-adviser retained by the Sub-Adviser pursuant to Section 4 hereof.

      The Sub-Adviser further agrees that it:

            (a) will use the same degree of skill and care in providing such services as it uses in providing services to other fiduciary accounts for which it has investment responsibilities;

            (b) will (i) conform in all material respects to all applicable rules and regulations of the SEC and the Commodity Futures Trading Commission ("CFTC"), (ii) comply in all material respects with all policies and procedures adopted by the Board of Trustees for the Trust and communicated to the Sub-Adviser in writing and (iii) conduct its activities under this Agreement in all material respects in accordance with any applicable law and regulations of any governmental authority pertaining to its investment advisory, commodity pool operator and commodity trading advisory activities;

            (c) will report to the Manager and to the Board of Trustees on a quarterly basis by telephone and will make appropriate persons available by telephone for the purpose of reviewing with representatives of the Manager and the Board of Trustees on a regular basis at such times as the Manager or the Board of Trustees may reasonably request in writing regarding the management of the Fund, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund's investment portfolio in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Manager or the Board of Trustees;

            (d) will prepare and maintain such books and records with respect to the Fund's assets and other transactions for the Fund's investment portfolio as required for registered investment advisers performing such services under applicable law, the Fund's compliance policies and procedures or as otherwise reasonably requested by the Manager or the Board of Trustees and will prepare and furnish the Manager and the Board of Trustees such periodic and special reports as the Board of Trustees or the Manager may reasonably request. Such records prepared and maintained by the Sub-Adviser as required hereunder shall be open to inspection at all reasonable times by the Manager or Fund and any appropriate regulatory authorities. The Sub-Adviser further agrees that all records that it maintains for the Fund are the property of the Fund and the Sub-Adviser will surrender promptly to the Fund any such records upon the request of the Manager or the Fund (provided, however, that the Sub-Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the Fund) to the extent required under Rule 204-2 of the Investment Advisers Act of 1940 or other applicable law; and

            (e) will monitor the pricing of portfolio assets, and events relating to the issuers of those assets and the markets in which the securities or other assets trade in the ordinary course of managing the portfolio investments of the Fund, and will notify the Manager promptly of any issuer-specific or market events or other situations that occur (particularly those that may occur after the close of a foreign market in which the investments may primarily trade but before the time at which the Fund's investments are priced on a given day) that may materially impact the pricing of one or more securities or other assets in the portfolio. In addition, the Sub-Adviser will at the Manager's request assist the Manager in evaluating the impact that such an event may have on the net asset value of the Fund and in determining a recommended fair value of the affected investment or investments.

      3. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other assets (including, without limitation, interest, taxes, brokerage commissions and all other expenses connected with the purchase, sale and execution, of portfolio transactions, if any) purchased for the Fund. Further, the Sub-Adviser agrees to bear any and all costs and expenses arising in connection with any actual, proposed, expected or possible assignment of this Agreement (even if a proposed, expected or possible assignment ultimately does not take place). For the avoidance of doubt, without limiting the immediately preceding sentence, if there is a termination (or possible or anticipated termination) of this Agreement as a result of an assignment (or possible or anticipated assignment), then the Sub-Adviser shall bear, without limitation, (a) the expenses and costs incurred in connection with preparing, printing, filing and mailing an information statement or proxy statement, as applicable and (b) if relevant, solicitation and other costs associated with the use of a proxy statement.

      4. Additional Sub-Advisers. Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act (after taking into effect any exemptive order, amendment thereto, no-action assurances or other relief, rule or regulation upon which the Fund may rely) and the approval of the Manager, the Sub-Adviser may retain one or more additional sub-advisers at the Sub-Adviser's own cost and expense for the purpose of furnishing one or more of the services described in Section 2 hereof with respect to the Fund. Retention of a sub-adviser hereunder shall in no way reduce the responsibilities or obligations of the Sub-Adviser under this Agreement and the Sub-Adviser shall be responsible to the Fund for all acts or omissions of any sub-adviser in connection with the performance of the Sub-Adviser's duties hereunder.

      5. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Manager will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee (the "Sub-Advisory Fee") equal to 50% monthly in arrears of any remaining monthly Investment Management Fee paid to the Manager after the average Fund Expenses during the most recent twelve months are subtracted from the Investment Management Fee for that month. If the average accrued Fund Expenses for any rolling average twelve-month period are greater than the Investment Management Fee for the twelfth month of such period, no Sub-Advisory Fee will be due the Sub-Adviser for such month. For the avoidance of doubt, any deficit will not be carried forward for purposes of calculating the Sub-Advisory Fee in any subsequent month. For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively. At the request of the Sub-Adviser, the Manager shall provide the Sub-Adviser with an accounting reasonably satisfactory to the Sub-Adviser of the calculation of the Sub-Advisory Fee. The Manager shall provide prompt advance notice to the Sub-Adviser of any change to the Manager's compensation agreements with respect to the Fund, which change may require approval by the Board of Trustees.

      6. Services to Others. The Trust and the Manager acknowledge that the Sub-Adviser now acts, or may in the future act, as an investment adviser to other managed accounts and as investment adviser or investment sub-adviser to one or more other investment companies that are not series of the Trust. In addition, the Trust and the Manager acknowledge that the persons employed by the

Sub-Adviser to assist in the Sub-Adviser's duties under this Agreement will not devote their full time to such efforts. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts and for managing its own accounts.

      7. Limitation of Liability. (a) Except as provided in Section 7(b) hereof, the Sub-Adviser shall not be liable for, and the Trust and the Manager will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund or the Manager (including, without limitation, by reason of the purchase, sale or retention of any security or other asset) in connection with the performance of the Sub-Adviser's duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

     (b) The Sub-Adviser shall be responsible for all information that it provides in writing (such information, "Sub-Adviser Information") for use (i) in the Fund's registration statement on Form N-1A, as originally filed with the SEC or in any amendment thereof, (ii) in any prospectus or statement of additional information of the Fund, or in any amendment thereof or supplement thereto, or
(iii) in any marketing materials related to the Fund (collectively, "Fund Documents"), including, without limitation, information pertaining to the performance of other accounts of the Sub-Adviser. The Sub-Adviser represents and warrants that, as of the date that such Sub-Adviser Information (i) is provided in writing, or (ii) is subsequently confirmed via e-mail, such Sub-Adviser Information will not contain any untrue statement of any material fact, and will not omit any statement of material fact required to be stated therein or necessary to make such Sub-Adviser Information not misleading. The Sub-Adviser shall indemnify and hold harmless each of the Trust, the Fund, the Manager, and all affiliated persons (within the meaning of Section 2(a)(3) of the 1940 Act) of the Trust, the Fund and the Manager, and each person who controls the Trust, the Fund, the Manager or their respective affiliated persons within the meaning of either Section 15 of the Securities Act of 1933 or Section 20 of the Securities Exchange Act of 1934, from and against any and all losses, claims, damages, liabilities, costs and expenses (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any action or claim) (collectively, "Indemnity Amounts") to the extent resulting from, related to, arising in connection with or based upon Sub-Adviser Information provided for use in any Fund Document (including, without limitation, Indemnity Amounts to the extent resulting from, related to, arising in connection with or based upon any untrue statement or alleged untrue statement of a material fact in any Fund Document, or the omission or alleged omission to state therein a material fact which was required to be stated therein or necessary to make the statements therein not misleading, if to the extent such statement, alleged statement, omission or alleged omission was made in reliance upon Sub-Adviser Information provided in writing for use in such Fund Document).

      8. Term; Termination. This Agreement shall become effective on the date first set forth above, provided that it has been approved in the manner required by the 1940 Act (after taking into effect any exemptive order, no-action assurances, or other relief, rule or regulation upon which the Fund may rely), and shall remain in full force until the two year anniversary of the date of its effectiveness unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder (after taking into effect any exemptive order, no-action assurances, or other relief, rule or regulation upon which the Fund may rely); provided, however, that if the continuation of this Agreement is not approved for the Fund, the Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

      This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Manager or the Sub-Adviser upon sixty (60) days' written notice to the other parties. This Agreement may also be terminated by the Fund by action of the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund upon sixty (60) days' written notice to the Sub-Adviser by the Fund without payment of any penalty.

      This Agreement may be terminated at any time without the payment of any penalty by the Manager, the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action that results in a material breach of the material covenants of the Sub-Adviser set forth herein.

      The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

      This Agreement shall automatically terminate in the event the Management Agreement between the Manager and the Trust on behalf of the Fund is terminated, assigned or not renewed.

      Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 5 earned or accrued prior to such termination and for any additional period during which the Sub-Adviser serves as such for the Fund, subject to applicable law.

      9. Compliance Certification. From time to time the Sub-Adviser shall provide such certifications with respect to Rule 38a-1 under the 1940 Act, as are reasonably requested by the Fund or the Manager. In addition, the Sub-Adviser will, from time to time, provide a written assessment of its compliance program in conformity with current industry standards that is reasonably acceptable to the Fund to enable the Fund to fulfill its obligations under Rule 38a-1 under the 1940 Act.

      10. Notice. Any notice under this Agreement shall be sufficient in all respects if given in writing and delivered by commercial courier providing proof of delivery and addressed as follows or addressed to such other person or address as such party may designate for receipt of such notice.

     If to the Manager or the Fund:            If to the Sub-Adviser:

First Trust Exchange-Traded Fund IV,      SSI Investment Management LLC
on behalf of First Trust SSI Strategic    9440 Santa Monica Blvd, 8th Floor
Convertible Securities ETF                Beverly Hills, California 90210
First Trust Advisors L.P.                 Attention: Syed Mehdi, Elisa Kowal
120 E. Liberty Drive
Wheaton, Illinois 60187
Attention: Secretary

      11. Limitations on Liability. All parties hereto are expressly put on notice of the Trust's Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and Trustee liability contained therein and a copy of which has been provided to the Sub-Adviser prior to the date hereof. This

Agreement is executed by the Trust on behalf of the Fund by the Trust's officers in their capacity as officers and not individually and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but the obligations imposed upon the Trust or Fund by this Agreement are binding only upon the assets and property of the Fund, and persons dealing with the Trust or Fund must look solely to the assets of the Fund for the enforcement of any claims.

      12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

      13. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 11 hereof, which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois. For the avoidance of doubt, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation, no-action assurance, order (including any amendment thereto) or other relief of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation, no-action assurance, order (including any amendment thereto) or other relief.

      14. Amendment. This Agreement may only be amended, or its provisions modified or waived, in a writing signed by the party against which such amendment, modification or waiver is sought to be enforced.

      15. Authority. Each party represents to the others that it is duly authorized and fully empowered to execute, deliver and perform this Agreement. The Trust represents that engagement of the Sub-Adviser has been duly authorized by the Trust and is in accordance with the Trust's Declaration of Trust and other governing documents of the Fund.

      The Manager further represents and warrants to the Sub-Adviser that (i) the retention of the Sub-Adviser by the Manager as contemplated by this Agreement is authorized by the governing documents of the Manager; (ii) the execution, delivery and performance of each of this Agreement and the Management Agreement does not violate any obligation by which the Manager, the Trust or their property is bound, whether arising by contract, operation of law or otherwise; and (iii) each of this Agreement and the Management Agreement has been duly authorized by appropriate action of the Manager and Trust and when executed and delivered by the Manager and Trust will be the legal, valid and binding obligation of the Manager and Trust, enforceable against the Manager and Trust in accordance with its terms hereof subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

      The Sub-Adviser further represents and warrants to the Manager that (i) the retention of the Sub-Adviser by the Manager as contemplated by this Agreement is authorized by the governing documents of the Sub-Adviser; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which the Sub-Adviser or its property is bound, whether arising by contract, operation of law or otherwise; and (iii) this Agreement has been duly authorized by appropriate action of the Sub-Adviser and when executed and delivered by the Sub-Adviser will be the legal, valid and binding obligation of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with its terms hereof subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

      16. Third Party Beneficiaries. None of the provisions of this Agreement shall be for the benefit of, or enforceable by, any person or entity that is not a party hereto.

      17. Forum Selection. Any action brought on or with respect to this Agreement or any other document executed in connection herewith or therewith by a party to this Agreement against another party to this Agreement shall be brought only in a court of competent jurisdiction in Chicago, Cook County, Illinois, or if venue does not lie in any such court only in a court of competent jurisdiction within the State of Illinois (the "Chosen Courts"). Each party to this Agreement (a) consents to jurisdiction in the Chosen Courts; (b) waives any objection to venue in any of the Chosen Courts; and (c) waives any objection that any of the Chosen Courts is an inconvenient forum. In any action commenced by a party hereto against another party to the Agreement, there shall be no right to a jury trial. THE RIGHT TO A TRIAL BY JURY IS EXPRESSLY WAIVED TO THE FULLEST EXTENT PERMITTED BY LAW.

      18. Severability. Each provision of this Agreement is intended to be severable from the others so that if any provision or term hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remaining provisions and terms hereof; provided, however, that the provisions governing payment of the Sub-Advisory Fee described in Section 5 are not severable.

      19. Entire Agreement; Counterparts. This Agreement constitutes the sole and entire agreement of the parties hereto with respect to the subject matter expressly set forth herein. This Agreement may be signed in any number of counterparts, each of which shall be an original with the same effect as if the signatures were upon the same instrument.

                           [Signature page follows.]

      IN WITNESS WHEREOF, the Trust on behalf of the Fund, the Manager and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

FIRST TRUST ADVISORS L.P.                 SSI INVESTMENT MANAGEMENT LLC


By_____________________________________   By____________________________________
    Title:_____________________________      Title:_____________________________




FIRST TRUST EXCHANGE-TRADED FUND IV, on
    behalf of First Trust SSI Strategic
    Convertible Securities ETF


By_____________________________________
     Title:____________________________

FORM OF PROXY CARD
------------------



                                       PROXY CARD
                                       SIGN, DATE AND VOTE ON THE REVERSE SIDE


YOUR VOTE IS IMPORTANT NO MATTER                PROXY VOTING OPTIONS
HOW MANY SHARES YOU OWN.
PLEASE CAST YOUR PROXY VOTE TODAY!   1. MAIL your signed and voted proxy back in
                                        the postage paid envelope provided

                                     2. ONLINE at PROXYONLINE.COM using your
                                        proxy control number found below
SHAREHOLDER NAME
AND ADDRESS HERE                     3. By PHONE when you dial toll-free
                                        1-888-227-9349 to reach an automated
                                        touchtone voting line

                                     4. By PHONE with a live operator when you
                                        call toll-free 1-800-331-5963 Monday
                                        through Friday 9 a.m. to 10 p.m.
                                        Eastern time


PLEASE CAST YOUR PROXY VOTE TODAY!


                      FIRST TRUST EXCHANGE-TRADED FUND IV
          FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
    PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 20, 2019

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned holder of shares of the First Trust SSI Strategic Convertible Securities ETF (the "Fund"), a series of First Trust Exchange-Traded Fund IV, a Massachusetts business trust, hereby appoints W. Scott Jardine, Kristi A. Maher, James M. Dykas, Donald P. Swade and Erin E. Klassman as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held at the Wheaton, Illinois offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, IL 60187, on June 20, 2019, at 4:00 p.m. Central time, and any adjournments or postponements thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement dated May 3, 2019, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments or postponements thereof (including, but not limited to, any questions as to adjournments of the Meeting). A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES, AND THE PROPOSAL FOR THE FUND (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAS BEEN APPROVED BY THE BOARD OF TRUSTEES AND RECOMMENDED FOR APPROVAL BY SHAREHOLDERS.

DO YOU HAVE QUESTIONS? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free 1-800-331-5963. REPRESENTATIVES ARE AVAILABLE TO ASSIST YOU Monday through Friday 9 a.m. to
10 p.m. Eastern Time. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 20, 2019. The proxy statement of the Fund is available at: www.proxyonline.com/docs/firsttrustssiscsetf2019.pdf

--------------------------------------------------------------------------------

PROXY ID NUMBER                  BAR CODE                  CUSIP:

________________________________________________________________________________
                                                                      PROXY CARD

FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)

YOUR SIGNATURE IS REQUIRED FOR YOUR
VOTE TO BE COUNTED. The signer(s)
acknowledges receipt of the Proxy
Statement of the Fund. Your            _________________________________________
signature(s) on this Proxy should be   SIGNATURE (AND TITLE IF APPLICABLE)  DATE
exactly as your name(s) appear on
this Proxy (reverse side). If the
shares are held jointly, each holder
should sign this Proxy.                _________________________________________
Attorneys-in-fact, executors,          SIGNATURE (IF HELD JOINTLY)          DATE
administrators, trustees or
guardians should indicate the full
title and capacity in which they are
signing.


--------------------------------------------------------------------------------

      IF YOU VOTE ONLINE OR BY PHONE, YOU NEED NOT RETURN THIS PROXY CARD.

 THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE
                    VOTED "FOR" THE PROPOSAL SET FORTH BELOW

              TO VOTE, MARK ONE CIRCLE BELOW IN BLUE OR BLACK INK
                      AS FOLLOWS. Example: (black circle)

  THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE PROPOSAL SET FORTH BELOW.

--------------------------------------------------------------------------------
                                                    FOR     AGAINST    ABSTAIN
--------------------------------------------------------------------------------

1.  To approve, with respect to the Fund, a         [  ]     [  ]       [  ]
    new investment sub-advisory agreement
    among First Trust Exchange-Traded Fund IV,
    First Trust Advisors L.P., as the Fund's investment adviser, and SSI Investment
    Management LLC, as the Fund's investment sub-adviser.






                              THANK YOU FOR VOTING


PROXY ID NUMBER                  BAR CODE                  CUSIP: